Endurance Specialty Holdings Ltd. 3rd Quarter, 2005

Forward Looking Statements Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Overview

Endurance Strategy o Return driven focus - Underwriting margin - Capital management o Specialized segment underwriting supported by centralized, leading edge technical resources - Diversification - Micro-cycle management - Data, analysis driven o Execution excellence

What We Have Achieved o Established one of the leading insurance/reinsurance markets in the industry - Global reinsurance - Bermuda based insurance products - Property insurance U.K./Europe - U.S. based specialty insurance o Management team with strong execution skills - Manages the key drivers of financial performance - Organic development of specialty lines of business - Strong capital management experience - Completed three value enhancing acquisitions without legacy risk o Delivering sustainable, industry leading returns on equity and increases in shareholder value - Generated an operating return on equity of 17% in 2003, 20% in 2004, and 22% annualized in the first half of 2005 - Goal is to generate 15%+ growth in book value throughout the P&C cycle

What We Have Achieved (cont'd) o Exceeded all financial objectives in 2003, 2004 and in the first half of 2005 FY 2003 FY 2004 1st Half 2005 - Gross premiums $1.6 billion $1.7 billion $1.2 billion (a) - Assets $3.5 billion $5.2 billion $5.8 billion - Shareholders' equity $1.6 billion $1.9 billion $2.0 billion - Net income $263 million $356 million $206 million o Developed strong, technical, underwriting based culture o Built strong systems, controls, and infrastructure o Successfully executed three acquisitions o Implemented value-enhancing capital management initiatives o One of handful of companies to be upgraded by A.M. Best in 2003 o "Positive Outlook" by Standard & Poor's Proven track record of significant shareholder value creation (a) Prior to deposit accounting adjustments 6

Our Value Creation Levers o Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills o Strong execution o Portfolio approach achieves capital efficiency and lower volatility of results o Scaleable systems o Proactively allocate capital by line of business to maximize return through changing market conditions Focus on profit, not revenue

Underwriting & Strategy

Underwriting Philosophy o Strategy - Identify business segments with sufficient opportunities to apply expertise - Only underwrite risks that are susceptible to underwriting and actuarial analysis - Reallocate capital as different businesses become relatively less attractive o Culture - Understand the risk correlations within each segment and across portfolio to determine required margins - Identify risks within each segment that meet return thresholds - Apply technical resources at the front end to evaluate and select business o Control - Focus on target returns, not premiums - Monitor underwriting decisions on a live basis - Monitor emergence of results to corroborate assumptions Philosophy that is disciplined, consistent and embraced by underwriting teams

The Platforms and Business Lines

Endurance Specialty Insurance Ltd. (Bermuda)

Severity Driven Risks
- Property-Cat & Per Risk Treaty
- Severity Driven Casualty Treaty
- Excess Casualty
- Professional Liability / E&O
- Healthcare
- Aviation
- North American Direct Property

- Underwriters: 50
- Actuaries and Cat modelers: 18
- Total Staff: 121

Endurance Reinsurance Corporation of America (U.S.)

Frequency Driven Risks
- Property Reinsurance
- Casualty Reinsurance
- Eight specialty reinsurance segments

- Underwriters: 34
- Actuaries and Cat modelers: 13 (a)
- Total Staff: 92

Endurance U.S. Insurance Operations (U.S.)

- Primary Casualty
- Umbrella and Excess Casualty
- All Risk Property - Large Accounts
- DIC Property

- Underwriters: 17
- Total Staff: 36

Endurance Worldwide Insurance Limited (U.K.)

Non-U.S. Risks
- International Property Treaty
- International Casualty Treaty
- European Direct Property
- Marine and Energy

- Underwriters: 29
- Actuaries and Cat modelers: 7
- Total Staff: 61

Risk Exposure: 1st Half 2005 GPW = $1.2B (b)


Property
50%
Other
Specialty
8%
Casualty
42%

Lines of Business: 1st Half 2005 GPW = $1.2B (b)


Reinsurance
78%
Insurance
22%

(a) Includes three actuaries based in Endurance Services Limited
(b) Prior to deposit accounting adjustments

10

Endurance

Underwriting - Summary Results ($ in thousands) Property Property Casualty Aerospace Per RiskProperty Individual Casualty Individual and Other Treaty Catastrophe Risk Treaty Risk Specialty Total 1st Half 2005 Underwriting Results (a) Gross Written Premiums $270,632 $178,264 $59,306 $283,293 $152,769 $248,273 $1,192,537 Net Earned Premiums $233,072 $120,825 $53,514 $224,362 $124,106 $144,220 $900,099 Unearned Prem. Reserves $284,700 $112,510 $60,320 $340,059 $142,830 $231,737 $1,172,156 GAAP Combined Ratio 80.2% 36.3% 111.3% 104.9% 77.7% 90.3% 83.6% 2004 Underwriting Results Gross Written Premiums $441,370 $247,009 $112,900 $441,256 $246,802 $222,020 $1,711,357 Net Earned Premiums $464,024 $234,961 $102,780 $378,894 $235,621 $216,320 $1,632,600 GAAP Combined Ratio 95.1% 47.7% 68.1% 102.5% 82.1% 90.3% 85.8% 2003 Underwriting Results Gross Written Premiums $469,290 $183,594 $85,863 $390,265 $214,392 $258,593 $1,601,997 Net Earned Premiums $296,551 $174,158 $65,408 $284,843 $173,266 $179,721 $1,173,947 GAAP Combined Ratio 93.9% 38.5% 58.6% 97.5% 89.1% 99.5% 84.7% (a) Prior to deposit accounting adjustments 11

Price Monitoring Review of Expected Underwriting Ratios by Quarter Review of Expected Underwriting Ratios by Quarter Direct - Property Direct - Casualty 120% 120% 100% 100% 80% 80% Underwriting Ratio 60% Underwriting Ratio 60% 40% 40% U/W Ratio - Price Monitor [Actual] U/W Ratio - Price Monitor [Actual] 20% 20% U/W Ratio - Price Monitor [Smoothed] U/W Ratio - Price Monitor [Smoothed] 0% 0% Q1- Q2- Q3- Q4- Q1- Q2- Q3- Q4- Q1- Q2- Q3- Q4- Q1- Q2- Q1- Q2- Q3- Q4- Q1- Q2- Q3- Q4- Q1- Q2- Q3- Q4- Q1- Q2- 02 02 02 02 03 03 03 03 04 04 04 04 05 05 02 02 02 02 03 03 03 03 04 04 04 04 05 05 Quarter of Inception Quarter of Inception

Risk Exposures SEC Segment & Subs. Distribution Major Lines & Distribution 1st Half 2005 Premiums = $1.2B (a) 1st Half 2005 Premiums = $1.2B (a) Surety Aero & Other HPL Property Per 3% Specialty 5% Risk Prof. Lines Prop. Per Risk 20% 23% 3% 23% XGL 5% Casualty Treaty Casualty 15% Ind. Risk 13% Property Prop. CAT Cat 15% 15% Work. Comp. Prop. 9% Ind. Risk Marine 5% Casualty Prop. Ind. Risk 5% Aerosp. Agric. Treaty 5% 9% 3% 24% U.S. U.K. Insurance Other Aon 16% 1% 28% 25% Bermuda 43% Benfield 11% U.S. Reinsurance Marsh Willis 40% 25% 11% (a) Prior to deposit accounting adjustments

Risk Review - Portfolio Expected Risk Curve Endurance - Underwriting Income Profile In-Force Portfolio as of June 30, 2005 Expected 0.02000 Result U/W Ratio 80.0% 0.01600 U/W $365 M Ratio Profit U/W U/W U/W U/W U/W 95.0% Ratio Ratio Ratio Ratio Ratio 0.01200 1-in-10 145.2% 131.4% 121.8% 113.9% 106.1% Year 1-in-500 1-in-250 1-in-100 1-in-50 1-in-25 $99 M Year Year Year Year Year 0.00800 Profit Probability $808 M $556 M $382 M $240 M $99 M Loss LossLoss Loss Loss 0.00400 0.00000 -1,000 -750 -500 -250 0 250 500 750 Underwriting Income - Amounts in Millions of USD

Financial Review

Summary Financial Performance ($ in thousands) Year Ended Year Ended Year Ended 6 Mths Ended Dec. 31, Dec. 31, Dec. 31, June 30, Income Statement 2002 2003 2004 2005 Gross Written Premiums $798,760 $1,601,997 $1,711,357 $1,192,537 (a) Net Earned Premiums 369,489 1,173,947 1,632,600 900,099 (a) Operating Income 93,024 247,938 348,443 214,459 Combined Ratio 86.2% 84.7% 85.8% 83.6% (a) Operating ROE 7.8% 17.3% 19.9% 22.3% Balance Sheet Total Investments & Cash $1,663,249 $2,674,232 $3,940,353 $4,302,633 Reserve for Losses & Loss Exp. 200,840 833,158 1,549,661 1,823,541 Reserve for Unearned Prem. 403,305 824,685 897,605 1,172,156 (a) Total Shareholders' Equity 1,217,500 1,644,815 1,862,455 1,987,125 Debt / Total Capitalization 13.6% 5.9% 17.4% 16.5% (a) Prior to deposit accounting adjustments 16

Optimizing Operating and Investment Leverage Operating Leverage (a) 0.82x 0.93x 0.93x 0.91x 0.31x 2002 2003 2004 Q1 2005 Q2 2005 Investment Leverage (b) 2.14x 2.16x 1.87x 1.48x 1.07x 2002 2003 2004 Q1 2005 Q2 2005 (a) Operating leverage is calculated by dividing net premiums earned by average equity. (b) Investment leverage is calculated by dividing average invested assets by average equity.

Investment Income Growth Cash and Invested Assets ($, billions) $3.9 $4.3 $2.7 $1.7 2002 2003 2004 June 30, 2005 Investment Income ($, millions) $159.4 $122.1 $71.0 $42.9 2002 2003 2004 1st Half 2005, annualized

Return on Beginning Equity 21.6% 21.6% 22.2% 8.8% 2002 2003 2004 1st Half 2005, annualized

Achieving Our Targets Operating Assumptions ROE Component Build-Up 16% + Mid to High Teens Returns 1.9:1.0 Investment Leverage 7.2% at 3.80% yield 0.9:1.0 Operating Leverage 9.0% --- 90.0% Combined Ratio Unlevered Return On Capital

Capital Management Strategy o Increasing capital utilization o Strong organic growth o 5 renewal rights/team transactions o Understanding capital utilization o Catastrophe exposure o Actuarial o Rating agency o Reducing Cost of Capital o $925 million multi-year debt facility o $250 million 30-year debt transaction o Significant increase in float (secondary, Aon block trade) o Returning excess capital o $264 million in stock repurchased as of 6/30/2005 o 3.2 million share repurchase authorization o $101 million in dividends paid as of 6/30/2005

Dividends Versus Stock Buyback Philosophy o The best measure of shareholder value creation is growth in book value per share o The price book multiple cannot be controlled o P/B versus ROE regression is biased towards stock buybacks o Stock buybacks above book value depress book value per share growth due to premium offset by reducing shares outstanding o Investors have no more than a two to three year time horizon o Breakeven point for P/B multiple for a buyback is two to three times expected ROE o Above that point, better to pay a special dividend o Analysis favors dividends when stock trades above 1.3x to 1.4x book

Conclusion

Conclusion o Exceeded all strategic and financial objectives o Built strong, technical, underwriting based culture that is focused on profit, not revenue o Created robust controls, systems, and infrastructure o Value enhancement through capital management and enhancing acquisitions o Goal is to generate 15%+ growth in book value throughout the cycle o Demonstrated ability to create significant shareholder value with significant future upside